UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

Legg Mason, Inc.

(Exact name of Registrant as specified in its charter)

MARYLAND	1-8529	52-1200960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 International Drive, Baltimore, MD 21202

(Address of principal executive offices including zip code)

(410) 539-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	LM	New York Stock Exchange

Item 8.01.	Other Events.

On February 18, 2020, Legg Mason, Inc., a Maryland corporation (the “Company” or “Legg Mason”) filed a Form 8-K with the Securities and Exchange Commission (the “SEC”) in connection with the proposed acquisition of the Company by Franklin Resources, Inc., a Delaware corporation (“Parent”) pursuant to an Agreement and Plan of Merger, dated as of February 17, 2020 (as may be amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, Parent and Alpha Sub Inc., a Maryland corporation and a wholly owned subsidiary of Parent (“Merger Sub”). On March 27, 2020, the Company filed with the SEC its preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”), and on April 16, 2020, the Company filed with the SEC its definitive proxy statement on Schedule 14A relating to the special meeting of stockholders of the Company scheduled to be held on May 15, 2020 (the “Definitive Proxy Statement”) to, among other things, vote on a proposal to approve the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of Parent and the other transactions contemplated by the Merger Agreement.

Since the initial filing of the Preliminary Proxy Statement on Schedule 14A, five actions (collectively, the “Legg Mason Stockholder Actions”) have been filed in federal courts in Maryland, Delaware and New York by purported Legg Mason stockholders in connection with the transactions contemplated by the Merger Agreement: Stein v. Legg Mason, Inc., et al., Case No. 1:20-cv-00834 (D. Md. Mar. 30, 2020); Post v. Legg Mason, Inc., et al., Case No. 1:20-cv-00462-UNA (D. Del. Apr. 1, 2020) (the “Post Action”); Minzer v. Legg Mason, Inc., et al., Case No. 1:20-cv-02910 (S.D.N.Y. Apr. 8, 2020); Gordon v. Legg Mason, Inc., et al., Case No. 1:20-cv-02941 (S.D.N.Y. Apr. 9, 2020) and Rubin v. Legg Mason, Inc., et al, 1:20-cv-03355 (S.D.N.Y. Apr. 29, 2020). Each of the Legg Mason Stockholder Actions names Legg Mason and its directors as defendants, and the Post Action names Parent and Merger Sub as additional defendants. The Legg Mason Stockholder Actions allege, among other things, that the Preliminary Proxy Statement and the Definitive Proxy Statement are false and misleading and/or omit material information concerning the transactions contemplated by the Merger Agreement in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated under the Exchange Act. The plaintiffs in the Legg Mason Stockholder Actions, among other things, seek to enjoin the transactions contemplated by the Merger Agreement and money damages.

SUPPLEMENT TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement. The Company denies the allegations in the complaints related to the Legg Mason Stockholder Actions and denies any alleged violations of law or any legal or equitable duty. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures solely for the purpose of mooting the allegations in the complaints related to the Legg Mason Stockholder Actions.

1.	The section of the Definitive Proxy Statement entitled “Certain Financial Projections Utilized in Connection with the Merger” is hereby amended as follows:

a.	The table on page 51 of the Definitive Proxy Statement and the accompanying footnotes are hereby amended and restated as follows (with new text in underline):

	Calendar Year Ending December 31,
($ in millions)	2020E	2021E	2022E(4)	2023E(4)	2024E(4)
Gross Revenue	$3,053	$3,210	$3,274	$3,307	$3,340
Adj. EBITDA(1) (Post-SBC)	$707	$793	$816	$824	$833
Less Depreciation & Amortization:	$(69)	$(69)	$(69)	$(70)	$(71)
Earnings Before Interest & Taxes (“EBIT”)	$639	$724 (3)	$747	$754	$762
Less: Taxes(2)	$(172)	$(195)	$(202)	$(204)	$(206)
Net Operating Profit After Taxes (“NOPAT”)	$466	$529 (3)	$545	$551	$556
Plus: Depreciation & Amortization	$69	$69	$69	$70	$71
Less: Capital Expenditures	$(50)	$(50)	$(69)	$(70)	$(71)
Less: Change in Net Working Capital	$(5)	$(5)	$(5)	$(5)	$(5)
Unlevered Free Cash Flow	$480 (3)	$542 (3)	$540	$546	$551

(1)	Adjusted EBITDA is a non-GAAP financial measure and is defined as net income, less non-controlling interest, plus tax expense, plus net interest expense, plus depreciation and amortization, plus or minus unrealized gains and losses on investment securities, plus or minus special charges or adjustments.
(2)	Assumes 27% tax rate.
(3)	For purposes of its analysis, J.P. Morgan deducted one-time cash restructuring costs from Adjusted EBITDA which resulted in: EBIT values of $612 and $716 in 2020E and 2021E, respectively; NOPAT values of $447 and $522 in 2020E and 2021E, respectively; and Unlevered Free Cash Flow values of $461 and $536 in 2020E and 2021E, respectively.
(4)	Company Projections are based on Legg Mason’s management team’s multi-year plan for 2020E and 2021E with extrapolations for 2022E, 2023E and 2024E.

2.	The disclosure in the section entitled “The Merger” under the heading “Opinion of PJT Partners LP”, beginning on page 52 of the Definitive Proxy Statement, is hereby amended by:

a.	Amending and restating the second paragraph on page 56 and inserting the following chart under the heading “Selected Precedent Transaction Analysis” as follows (with new text in underline):

PJT Partners reviewed the following ratios and multiples: (i) the stock price of each target company as a multiple of last twelve month (“LTM”) earnings per share adjusted to take into account merger-related amortization (“EPS”), and (ii) total enterprise value (calculated as the equity value based on fully diluted shares outstanding, plus debt and less cash, and adjusted for minority interest, preferred stock and others) (“TEV”) of each target company as a multiple of LTM EBITDA (calculated as earnings before interest, taxes, depreciation, and amortization, and adjusting for restructuring costs and affiliate charges) (“TEV / EBITDA”) as summarized in the following:

	Low	High
TEV / EBITDA	8.3x	12.4x

b.	Amending and restating the second paragraph on page 57 and inserting the following chart under the heading “Selected Comparable Company Analysis” as follows (with new text in underline):

As part of its selected comparable company analysis, PJT Partners calculated and analyzed the following ratios and multiples: (i) the stock price of each selected company as a multiple of 2020 calendar year estimated (“2020E”) EPS (“P / 2020E EPS”), and (ii) TEV of each selected company as a multiple of 2020E EBITDA (“TEV / 2020E EBITDA”) as summarized in the following:

	Low	High
TEV / 2020E EBITDA	4.8x	18.2x

All of these calculations were performed and based on publicly available financial data and, on closing share prices for each comparable company, as of February 14, 2020.

c.	Adding the following additional sentence to the end of the second paragraph on page 58, under the heading “Discounted Cash Value Analysis”:

For the purposes of the PJT opinion, “unlevered free cash flows” were provided by the Company’s management and consisted of the net operating profit after tax plus depreciation and amortization, less capital expenditure and change in net working capital.

d.	Amending and restating the fourth paragraph on page 58 under the heading “Discounted Cash Value Analysis” as follows (with new text in underline):

PJT Partners then calculated a range of implied equity values per share of the Company’s common stock by (i) adding the Company’s cash, (ii) subtracting debt, (iii) adding the value of the Company’s equity investments, and (iv) adding the present value of certain net operating losses (approximately $507 million as reflected in the Company Projections discounted to present value as of December 31, 2019, using a discount rate of 10.0% selected by PJT Partners in its professional judgment) to the estimated enterprise value derived using the discounted cash flow method and dividing such amounts by the fully diluted number of Shares as of December 31, 2019. For the purposes of PJT’s discounted cash flow analysis, the Company’s management provided each of the following figures: the “Company’s cash” which was approximately $549,000,000 adjusted for restricted liquidity; the Company’s debt which was approximately $2,000,000,000; the value of the Company’s equity investments which was approximately $43,500,000; and the number of fully diluted shares outstanding using the treasury stock method based on approximately 86.9 million common shares, 3.0 million restricted stock units, 1.2 million performance stock units, and 3.6 million options at a weighted average strike price of $39.71 per the Company’s management. The following summarizes the results of these calculations:

e.	Amending and restating the first full paragraph on page 60 under the heading “General” as follows (with new text in underline):

In the ordinary course of PJT Partners and its affiliates’ businesses, PJT Partners and its affiliates may provide investment banking and other financial services to the Company and Franklin and their respective affiliates and may receive compensation for the rendering of these services. During the two years preceding the date of its written opinion, PJT Partners and certain of its affiliated entities advised or were advising (i) the Company in connection with certain advisory and corporate governance matters for which it has received fees (ii) creditor groups which have included an affiliate of the Company in connection with distressed situations of third parties for which PJT Partners has received or may in the future receive fees which have been or are expected to be paid by such third parties, and (iii) creditor groups which have included subsidiaries or affiliates of Franklin in connection with distressed situations of third parties for which PJT Partners has received or may in the future receive fees which have been or are expected to be paid by such third parties.

3.	The disclosure in the section entitled “The Merger” under the heading “Opinion of J.P. Morgan Securities LLC”, beginning on page 60 of the Definitive Proxy Statement, is hereby amended by:

a.	Amending and restating the third paragraph on page 62 under the heading “Public Trading Multiples” and inserting the following chart, as follows:

Using publicly available information, for each selected company, J.P. Morgan calculated the ratio of the selected company’s stock price to the consensus equity research analyst estimate for the selected company’s earnings per share adjusted to be unburdened by merger-related amortization (“Adj. EPS”) for the years ending December 31, 2020 (“P / 2020E Adj. EPS”) and December 31, 2021 (“P / 2021E Adj. EPS”) as summarized below:

Median
P / 2020E Adj. EPS	8.8x
P / 2021E Adj. EPS	8.4x

b.	Amending and restating the third paragraph on page 63 under the heading “Selected Transaction Analysis” and inserting the following chart as follows:

Using publicly available information, for each selected transaction, J.P. Morgan calculated the ratio of the target company’s firm value implied by the transaction to the target company’s Adj. EBITDA (“Adj. EBITDA”) for the twelve-month period prior to announcement of the applicable transaction (“FV / LTM Adj. EBITDA”) as summarized below:

Median
FV / LTM Adj. EBITDA	10.1x

c.	Amending and restating the last sentence of the first full paragraph on page 64, under the heading “Discounted Cash Flow Analysis” as follows (with new text in underline):

The unlevered free cash flows and the range of terminal values were then discounted to present values as of December 31, 2019 using a range of discount rates from 9.0% to 11.0%, which were ~~chosen~~ selected by J.P. Morgan in its professional judgment based upon an analysis of the weighted average cost of capital of the Company.

d.	Inserting the following paragraph as the first full paragraph on page 64, under the heading “Discounted Cash Flow Analysis” (with new text in underline):

For the purposes of the J.P. Morgan’s Discounted Cash Flow analysis, the Company’s management provided each of the following figures: the “Company’s cash” which was approximately $649,000,000 as adjusted for operational liquidity; the Company’s debt which was approximately $2,000,000,000; and the number of fully diluted shares outstanding using the treasury stock method based on approximately 86.9 million common shares, 3.0 million restricted stock units, 1.2 million performance stock units, and 3.6 million options at a weighted average strike price of $39.71 per the Company’s management.

e.	Amending and restating the second full paragraph on page 64, under the heading “Discounted Cash Flow Analysis” as follows (with new text in underline):

J.P. Morgan also calculated the present value of tax benefits from the Company’s estimated net operating loss carry-forwards and other tax benefits as provided by Company’s management. The cash flow benefits provided by the Company were then discounted to present value as of December 31, 2019 using a range of discount rates from 9.0% to 11.0%, which were selected by J.P. Morgan in its professional judgment. This resulted in a net present value range of approximately $529 million to $563 million.

f.	Amending and restating the second full paragraph on page 65, under the heading “Miscellaneous” as follows (with new text in underline):

For services rendered in connection with the merger and the delivery of its opinion, the Company has agreed to pay J.P. Morgan a fee of up to $7 million, $2 million of which became payable upon delivery by J.P. Morgan of its opinion and up to $5 million of which is payable in the discretion of the Special Committee based on its assessment of J.P. Morgan’s performance of such services upon the consummation of the merger. In addition, the Company has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two-year period preceding the date of its opinion, J.P. Morgan provided commercial and investment banking services and recognized fees from the Company of approximately $11 million and from Franklin of approximately $155 million unrelated to any material commercial or investment banking relationships with the Company or Franklin. As of the date of its opinion, J.P. Morgan and its affiliates held, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and Franklin. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or Franklin for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.

Forward-Looking Statements

Statements in this Current Report on Form 8-K (the “Form 8-K”) and the exhibits attached hereto and incorporated by reference herein that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this Form 8-K and the exhibits attached hereto and incorporated by reference herein, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate,” “preliminary” or other similar words are forward-looking statements.

Various forward-looking statements in this Form 8-K and the exhibits attached hereto and incorporated by reference herein relate to the acquisition by Parent of the Company, including regarding the timing of closing of the transaction.

Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Important transaction-related and other risk factors that may cause such differences include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger; (ii) the transaction closing conditions may not be satisfied in a timely manner or at all, including due to the failure to obtain the Company stockholder approval and regulatory and client approvals; (iii) the announcement and pendency of the Merger may disrupt the Company’s business operations (including the threatened or actual loss of employees, clients or suppliers); and (iv) the Company could experience financial or other setbacks if the transaction encounters unanticipated problems.

For a detailed discussion of other risk factors, please refer to the risks, uncertainties and factors described in Parent’s and the Company’s recent filings with the U.S. Securities and Exchange Commission (“SEC”), including, without limitation, each company’s most recent Annual Report on Form 10-K and subsequent periodic and current reports.

Any forward-looking statement made in this Form 8-K and the exhibits attached hereto and incorporated by reference herein speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. Parent and the Company undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by Parent. This filing does not constitute a solicitation of any vote or approval. In connection with the proposed Merger, the Company has filed with the SEC and furnished to the Company’s stockholders the Definitive Proxy Statement and other relevant documents. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors may obtain free of charge the Definitive Proxy Statement and other documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, the Definitive Proxy Statement and the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are or will be available free of charge through the Company’s website at www.leggmason.com as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed Merger are set forth in the Definitive Proxy Statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in the definitive proxy statement on Schedule 14A in connection with the Company’s 2019 Annual Meeting of Shareholders, filed with the SEC on June 6, 2019.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LEGG MASON, INC.

May 6, 2020	By:	/s/ Thomas C. Merchant
Thomas C. Merchant Executive Vice President and General Counsel